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EXHIBIT 10.16

BASE SALARY AND TARGET BONUS
FOR THE NAMED EXECUTIVE OFFICERS

        The following table sets forth the current annual base salaries and target bonuses of the Chief Executive Officer and the other named executive officers of Zale Corporation (the "Company").

Name	Base Salary	Target Bonus %
Theo Killion Chief Executive Officer	$800,000	100%
Matthew W. Appel Chief Administrative Officer and Chief Financial Officer	$540,000	75%
Gilbert P. Hollander Executive Vice President, Chief Merchant and Sourcing Officer	$495,000	75%
Richard A. Lennox Executive Vice President, Chief Marketing Officer	$390,000	75%
John A. Legg Senior Vice President, Supply Chain	$240,000	37.5%

        For additional information regarding the compensation of the Company's executive officers, please refer to the information under the headings "Executive Compensation" in the Company's definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission.

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  EXHIBIT 10.16